SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Opportunity Fund (the “Fund”)

Effective January 24, 2024, Kurt Gunderson is removed as a portfolio manager to the Fund. On January 24, 2024, all references to Kurt Gunderson in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

January 24, 2024	SUP3002 01-24